Security Equity Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

Supplement Dated July 12, 2013 to the Statement of Additional Information (the “SAI”)

Dated June 14, 2013, as Supplemented from Time to Time

This supplement provides new and additional information beyond that contained in the currently effective SAI referenced above:

Effective immediately, the SAI shall be revised as follows:

The first sentence of the third paragraph of the section titled “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

The Fund will publish a complete list of its month-end portfolio holdings on its website at www.guggenheiminvestments.com generally within one to two days after the end of each following calendar month.

The eighth paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

The Chairman of the Board of Directors, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined in the 1940 Act, of the Fund and is an Independent Director. The Board has determined that the leadership structure of the Fund is appropriate, given their specific characteristics and circumstances; in particular, the Board has considered that the Chairman is an Independent Director and that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Fund.

Investors should retain this supplement for future reference.

EWE-SAI-SUP-0713x0414